SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
________________________________________________________________________________


Bancroft Convertible Fund, Inc.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:

   _____________________________________________________________________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

                        BANCROFT CONVERTIBLE FUND, INC.
                65 Madison Avenue, Morristown, New Jersey 07960

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 23, 1998

                                   ----------

To The Stockholders:

     The annual meeting of stockholders of Bancroft Convertible Fund, Inc. (the "Company") will be held on Monday, February 23, 1998 at 12:00 noon at the offices of the Company, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 for the following purposes:

          (1) To elect three directors to serve until the annual meeting of stockholders in 2001, or until their successors are elected and qualified.

          (2) To ratify or reject the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1998.

          (3) To approve or disapprove the elimination of the fundamental investment policy of the Company that prohibits investments in other investment companies.

          (4) To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on December 26, 1997 are entitled to vote at the meeting and any adjournments. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy promptly so that a quorum may be assured.

December 30, 1997

                                                     Thomas H. Dinsmore
                                              Chairman of the Board of Directors

                        BANCROFT CONVERTIBLE FUND, INC.
                65 Madison Avenue, Morristown, New Jersey 07960

                                   ----------

                                PROXY STATEMENT

                                   ----------

                         Annual Meeting of Stockholders

                          To Be Held February 23, 1998

                                   ----------

     The accompanying proxy is solicited by the Board of Directors of Bancroft Convertible Fund, Inc. (the "Company"), in connection with the annual meeting of stockholders of the Company to be held at the offices of the Company, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 at 12:00 noon local time on February 23, 1998 (the "Annual Meeting"). A stockholder can revoke the proxy prior to its use by appearing at the meeting and voting in person, by giving written notice of such revocation to the Secretary of the Company, or by returning a subsequently dated proxy. It is expected that the Company's Annual Report and this proxy statement and accompanying proxy will be first sent to stockholders on or about December 30, 1997.

     The Company has engaged the services of Corporate Investor Communications ("CIC") to assist it in the solicitation of proxies for the Annual Meeting. The cost of soliciting proxies will be borne by the Company. It is estimated that the cost of CIC's services will be approximately $5,000. The Company or CIC may solicit proxies by telephone, telegraph or personal interview. The Company may also pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals.

     The Board of Directors has named Thomas H. Dinsmore, Chairman and Chief Executive Officer, Jane D. O'Keeffe, President, and Sigmund Levine, Senior Vice President and Secretary of the Company, as proxies. Unless otherwise directed by the accompanying proxy, the proxies will vote for the election of the nominees named below under "Election of Directors," for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1998, and for the proposal to eliminate the Company's fundamental investment policy that prohibits investment in other investment companies. Abstentions and broker non-votes received with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes do not count as votes received but have the same effect as casting a vote against a proposal that requires the vote of a majority or other percentage of the shares present at the Annual Meeting, provided a quorum exists.

     The Board of Directors currently knows of no other matters to be presented to the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting. The proxies will vote in favor of adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting. Stockholders will be notified of any adjournment that is later than March 25, 1998.

     Stockholders of record at the close of business on December 26, 1997 (the "Record Date") will be entitled to one vote per share on all business of the Annual Meeting. The Company had 3,156,263 shares of its Common Stock outstanding on the Record Date.

                                   PROPOSAL 1--
                              ELECTION OF DIRECTORS

     The Company's amended Certificate of Incorporation provides for three classes of directors to serve staggered terms, with each class as nearly equal in number as possible. The authorized number of directors is currently fixed at nine, with each of the three classes having three directors. At each annual meeting of stockholders, directors are elected to succeed those directors whose terms expired and each newly elected director will serve for a three-year term.

     For election as directors at the Annual Meeting to be held on February 23, 1998, the Board of Directors has approved the nomination of Gordon F. Ahalt, Jane D. O'Keeffe and Nicolas W. Platt to serve as directors until the annual meeting of stockholders to be held in 2001. All nominees are currently directors of the Company. A nominee must receive favorable votes from a plurality of the shares voting at a meeting at which a quorum is present to be elected. Cumulative voting in the election of directors is not permitted.

     The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. All nominees have indicated that they are willing to serve as directors. If any of the nominees should become unavailable for election due to events not now known or anticipated, the proxies will vote for such other nominee or nominees as the Board of Directors may recommend, unless the Board reduces the number of directors.

     Information regarding each nominee for director is provided below:

                                      (1) Principal Occupation or Business During            Served as
        Nominee         Age          Past Five Years and (2) Current Directorships         Director Since
        ----------      ----       ------------------------------------------------        ---------------
Terms Expiring in 2001

Jane D. O'Keeffe*        42           (1)  Since August  1996,  President                 November 18, 1995
                                           of  the   Company,   Ellsworth
                                           Convertible  Growth and Income
                                           Fund, Inc. ("Ellsworth"),  and
                                           Davis-Dinsmore      Management
                                           Company    ("Davis-Dinsmore").
                                           From  February  1996 to August
                                           1996, Executive Vice President
                                           of the  Company.  From January
                                           1996 to August 1996, Executive
                                           Vice  President of  Ellsworth.
                                           From  April  1994 to  February
                                           1996,  Vice  President  of the
                                           Company.  From  April  1994 to
                                           January 1996,  Vice  President
                                           of Ellsworth.  From April 1994
                                           to August 1996, Executive Vice
                                           President of Davis-  Dinsmore.
                                           From  October  1988  to  March
                                           1994,      Vice     President,
                                           Fiduciary Trust International.

                                      (2)  Director of Ellsworth.

------
*Ms. O'Keeffe is an "interested person" of the Company and Davis-Dinsmore, as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), because she is an officer of the Company and an officer, director and holder of more than 5% of the issued and outstanding shares of voting Common Stock of Davis-Dinsmore (the "Class A Stock").

                                      (1) Principal Occupation or Business During            Served as
        Nominee         Age          Past Five Years and (2) Current Directorships         Director Since
        ----------      ----       ------------------------------------------------        ---------------
Gordon F. Ahalt         69            (1)  Since January 1982, President,                 April 19, 1982
                                           G.F.A.     Inc.     (petroleum
                                           industry  consulting).   Since
                                           1987, Consultant,  W.H. Reaves
                                           &     Co.,     Inc.     (asset
                                           management).

                                      (2)  Director  of  Ellsworth,   The
                                           Harbinger Group (investments),
                                           Cal Dive International (diving
                                           service)   and   the   Houston
                                           Exploration   Company,    Inc.
                                           (petroleum   exploration   and
                                           production).

Nicolas W. Platt        44            (1)  Since January  1997,  Managing                 April 28, 1997
                                           Director   of  the   Corporate
                                           Practice,   Burson  Marsteller
                                           (public    relations).    From
                                           August  1995 to January  1997,
                                           Senior   Managing    Director,
                                           Bozell-Sawyer  Miller  (public
                                           relations).  From  August 1993
                                           to  August   1995,   Executive
                                           Vice-President,        Novatel
                                           Communications Ltd. From April
                                           1983 to August 1993,  Managing
                                           Director  and  Corporate  Vice
                                           President,    American   Stock
                                           Exchange.

                                      (2)  Director of Ellsworth.

     Information regarding the remaining directors of the Company is provided below:

                                      (1) Principal Occupation or Business During            Served as
         Director       Age          Past Five Years and (2) Current Directorships         Director Since
        ----------      ----       ------------------------------------------------        ---------------
Terms Expiring in 2000

William A. Benton       64            (1)  Since  January  1991,  limited                 February 17, 1994
                                           partner of Gavin, Benton & Co.
                                           (New   York   Stock   Exchange
                                           specialist  firm), and Partner
                                           in BE Partners  (small options
                                           market  maker).

                                      (2)  Director of Ellsworth.

Elizabeth C. Bogan,     53            (1)  Since September  1992,  Senior                 April 1, 1990
Ph.D.                                      Lecturer   in   Economics   at
                                           Princeton   University.   From
                                           September  1971 to July  1992,
                                           Professor   of   Economics  at
                                           Fairleigh            Dickinson
                                           University.

                                      (2)  Director of Ellsworth.

George R. Lieberman     75            (1)  Retired.   Prior  to   January                 July 1, 1987
                                           1988, Chief Executive Officer,
                                           Lieberman-Appalucci
                                           (advertising);  and President,
                                           Interspace Airport Advertising
                                           (advertising).

                                      (2)  Director of Ellsworth.

Terms Expiring in 1999

Thomas H. Dinsmore*     44            (1)  Since  August  1996,  Chairman                 November 21, 1985
                                           and Chief Executive Officer of
                                           the  Company,  Ellsworth,  and
                                           Davis-Dinsmore.  From November
                                           1985 to August 1996, President
                                           of the Company.  From May 1986
                                           to August  1996,  President of
                                           Ellsworth.  Since  April 1994,
                                           Director  of   Davis-Dinsmore.
                                           From  August  1988  to  August
                                           1996,       President       of
                                           Davis-Dinsmore. Since February
                                           1983,    Senior   Analyst   of
                                           Davis-Dinsmore.

                                      (2)  Director of Ellsworth.

                                      (1) Principal Occupation or Business During            Served as
         Director       Age          Past Five Years and (2) Current Directorships         Director Since
        ----------      ----       ------------------------------------------------        ---------------
Donald M. Halsted, Jr.  70            (1)  Since   October  1983,   self-                 December 18, 1970
                                           employed businessman.

                                      (2)  Director  of   Ellsworth   and
                                           Aquarion Company (water company).

Duncan O. McKee 66                    (1)  Retired.  From  April  1988 to                 November 25, 1996
                                           November    1996,     Director
                                           Emeritus  of the  Company  and
                                           Ellsworth.   Prior   to  1988,
                                           Partner, Ballard Spahr Andrews
                                           & Ingersoll (law firm).

                                      (2)  Director of Ellsworth.

------
*Mr. Dinsmore is an interested person of the Company and Davis-Dinsmore because he is an officer of the Company and an officer, director and holder of more than 5% of the issued and outstanding shares of the Class A Stock of Davis-Dinsmore.

                                   ----------

     Directors of the Company, other than affiliated persons of the Company, as a group received aggregate compensation of $56,850 from the Company during its fiscal year ended October 31, 1997. Directors of the Company, other than affiliated persons of the Company, currently receive an annual fee of $2,500, plus $1,000 per board meeting attended plus expenses of attending board meetings and a fee of $100 per meeting of committees of the Board plus expenses for attending committee meetings. Directors do not receive pension or retirement benefits from the Company.

     Set forth below is information regarding the compensation paid during the fiscal year ended October 31, 1997 for each director of the Company:

                                                              Total Compensation
                                    Aggregate Compensation     From Company and
                                         From Company             Ellsworth(1)
                                         ------------             ------------

Gordon F. Ahalt ....................       $ 8,500                   $17,000
William A. Benton ..................       $ 8,500                   $17,200
Elizabeth C. Bogan, Ph.D ...........       $ 8,700                   $17,400
Thomas H. Dinsmore .................       $   -0-                   $   -0-
Donald M. Halsted, Jr ..............       $ 8,700                   $17,400
George R. Lieberman ................       $ 8,700                   $17,200
Duncan O. McKee ....................       $ 8,500                   $17,000
Jane D. O'Keeffe ...................       $   -0-                   $   -0-
Nicolas W. Platt(2) ................       $ 5,250                   $ 9,500
----------
(1) Ellsworth is a closed-end investment company that is also advised by Davis-Dinsmore.

(2) Mr. Platt received such fees for serving as Director of the Company and Ellsworth since April 28, 1997.

     During the fiscal year ended October 31, 1997, the Board of Directors held six meetings. At present, the only committees of the Board are the audit committee and the nominating committee. The functions of those committees, their current members and the number of meetings held during the fiscal year ended October 31, 1997 are set forth below. All of the incumbent directors attended more than 75% of meetings of the Board and committee meetings held during such fiscal year.

     Audit Committee. The Board of Directors has an audit committee currently consisting of Messrs. Halsted, Jr. and Lieberman and Dr. Bogan. The audit committee periodically meets with the Company's independent accountants to review the scope of audit examinations of the Company, the Company's accounting policies and procedures and new developments in financial accounting standards applicable to investment companies. The audit committee also reviews the quality and performance of the Company's accounting and financial staff. During the fiscal year ended October 31, 1997, the audit committee met twice.

     Nominating Committee. The Board of Directors has a nominating committee currently consisting of Messrs. Halsted, Jr. and Lieberman. This committee was created to recommend individuals for nomination for election at each annual meeting of stockholders. The nominating committee considers and recommends individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and stockholders. Stockholders wishing to recommend Board nominees should submit their recommendations in writing to the Secretary at the Company's executive offices, with the submitting stockholder's name and address and pertinent information about the proposed nominee similar to that set forth in this proxy statement for Board nominees, including current principal occupation and employment, principal positions held during the last five years and a list of all companies for which the individual serves as a director. During the fiscal year ended October 31, 1997, the nominating committee met once.

Investment Adviser

     Davis-Dinsmore, 65 Madison Avenue, Morristown, New Jersey 07960, serves as the Company's adviser pursuant to an Investment Advisory Agreement dated as of August 1, 1996, which became effective on October 25, 1996. For the Company's fiscal year ended October 31, 1997, pursuant to such Investment Advisory Agreement, the Company paid Davis-Dinsmore $653,420 for advisory fees and reimbursed Davis-Dinsmore an additional $25,000 for expenses associated with the Treasurer's office. Davis-Dinsmore also serves as the Company's administrator.

     Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Company, is also Chairman and Chief Executive Officer of and Senior Analyst for Davis-Dinsmore. Mr. Dinsmore owns 40.6% of Davis-Dinsmore's Class A Stock. Jane
D. O'Keeffe, President of the Company and Davis-Dinsmore, is the sister of Thomas H. Dinsmore. Ms. O'Keeffe owns 35.6% of Davis-Dinsmore's Class A Stock. Sigmund Levine, Senior Vice President and Secretary of the Company, is also Senior Vice President and Secretary of Davis-Dinsmore. H. Tucker Lake, Vice President of Davis-Dinsmore and Vice President, Trading of the Company, is the first cousin of Thomas H. Dinsmore and Jane D. O'Keeffe. Gary Levine, Treasurer and Assistant Secretary of the Company and of Davis-Dinsmore, is the son of Sigmund Levine.

                                  PROPOSAL 2 --
             RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANTS

     The Board of Directors, including a majority of the directors who are not interested persons of the Company or Davis-Dinsmore, has selected Coopers & Lybrand L.L.P. as independent accountants to examine and verify the accounts and securities of the Company for its fiscal year ending October 31, 1998, and to report thereon to the Board and the stockholders. This selection will be submitted for ratification or rejection at the Annual Meeting. It is expected that a representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting to respond to appropriate questions of shareholders and to make such statement as may be desired.

     The affirmative vote of a majority of the votes cast is necessary to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company.

     The Board of Directors recommends that you vote FOR ratification of selection of the accountants.

                                  PROPOSAL 3--
                ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
              PROHIBITING INVESTMENTS IN OTHER INVESTMENT COMPANIES

     Introduction. The Board of Directors of the Company proposes the elimination of the fundamental investment policy that prohibits the Company from investing in other investment companies. The specific changes proposed are described below.

     Current  Policy.  The  Company's  current  fundamental   investment  policy
prohibiting investments in other investment companies states that the Company may not:

          purchase securities issued by other investment companies except in connection with a merger, consolidation or acquisition.

     This limitation is more restrictive than the Investment Company Act, which generally prohibits investment companies from (i) owning more than 3% of the total outstanding voting stock of any other investment company; (ii) investing more than 5% of its total assets in the securities of any one other investment company; and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies.

     Reasons for Proposed Change. The Company invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives the Company considers to be relatively equal due to the nature of the securities in which it invests). The market for and features of convertible securities have changed dramatically in recent years. Some new issues of convertible securities are structured as investment companies. The Company's current fundamental investment policy prohibits the Company from purchasing these types of issues. As a result, the Company may have fewer investment options available to it and may be forced to acquire securities that management believes are less attractive in terms of risk and return than are newer types of instruments currently offered in the market. Accordingly, the Board of Directors believes that the Company should have the ability to invest in other investment companies to the extent permitted by the Investment Company Act, which would give the Company greater flexibility to participate fully in the convertible securities issues being offered in today's markets.

     By investing in other investment companies, the Company may have the ability to invest in a wider range of issuers, industries and markets, thereby seeking to decrease volatility and risk while at the same time providing greater liquidity than the Company would have available to it investing in such securities by itself. Investing in other investment companies may also allow the Company to increase the efficiency of portfolio management by permitting the Company's portfolio manager to concentrate on those investments that constitute the bulk of the Company's assets and not spend a disproportionate amount of time on specialized areas. Although the acquisition of shares of other investment companies by the Company would cause the Company to bear indirectly its proportionate share of the expenses (such as audit and custodial fees) incurred by such investment companies, the Board of Directors of the Company and Davis-Dinsmore believe that these indirect expenses will be offset by the benefits to the Company of acquiring such shares.

     If the proposed elimination of the Company's prohibition against investment in other investment companies is approved, the Company may invest in other investment companies only to the extent consistent with the limitations of the Investment Company Act and the Company's existing investment objectives and policies.

     Required Vote. The favorable vote of the holders of a "majority of the outstanding voting securities" of the Company, as defined in the Investment Company Act is required to approve the proposal to eliminate the fundamental investment policy prohibiting investments in other investment companies. The Investment Company Act defines a "majority of the outstanding voting securities of the Company to mean the lesser of (a) the vote of holders of 67% or more of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding voting shares of the Company are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding Common Stock of the Company.

     Recommendation. The Board of Directors of the Company recommends that you vote FOR the proposal to eliminate the fundamental investment policy of the Company that prohibits investments in other investment companies.

                             ADDITIONAL INFORMATION

Executive  Officers

     Executive officers of the Company are elected by the Board of Directors and serve at the pleasure of the Board. Such officers do not receive any compensation from the Company for their services. The following table sets forth certain information about executive officers of the Company.


                                Officer        Position with             Business Experience During
   Name                 Age      Since          the Company                  Past Five Years
  -------              -----   --------        --------------          ------------------------------
Thomas H. Dinsmore      44       1983         Chairman and Chief       See page 3 of this proxy
                                              Executive Officer        statement.

Jane D. O'Keeffe        42       1994         President                See page 2 of this proxy
                                                                       statement.

Sigmund Levine          73       1982         Senior Vice President    Since February 1996, Senior
                                              and Secretary            Vice President of the Company,
                                                                       and since January 1996, Senior
                                                                       Vice President of Ellsworth.
                                                                       From April 1993 to February
                                                                       1996, Executive Vice President,
                                                                       and since November 1982,
                                                                       Secretary of the Company and
                                                                       of Davis-Dinsmore. From
                                                                       November 1982 to April 1993,
                                                                       Treasurer of the Company. From
                                                                       November 1982 to September
                                                                       1997, Treasurer of Davis-
                                                                       Dinsmore. From April 1993 to
                                                                       January 1996, Executive Vice
                                                                       President, and since May 1986,
                                                                       Secretary of Ellsworth. From
                                                                       May 1986 to April 1993,
                                                                       Treasurer of Ellsworth. Since
                                                                       September 1997, Senior Vice
                                                                       President of Davis-Dinsmore.

H. Tucker Lake          50       1994         Vice President,          Since April 1994, Vice President,
                                              Trading                  Trading of the Company and of
                                                                       Ellsworth. Since September
                                                                       1997, Vice President of Davis-
                                                                       Dinmore. Prior to April 1994,
                                                                       Sales Associate, Coldwell
                                                                       Banker, Schlott Realtors.

Gary Levine             40       1993         Treasurer                Since April 1993, Treasurer of
                                                                       the Company and of Ellsworth.
                                                                       Since June 1986, Assistant
                                                                       Secretary of the Company and
                                                                       Ellsworth. From April 1994 to
                                                                       September 1997, Assistant
                                                                       Treasurer of Davis-Dinsmore.
                                                                       Since April 1994, Assistant
                                                                       Secretary and since September
                                                                       1997, Treasurer of Davis-
                                                                       Dinsmore.

Security Ownership of Management

     The following table sets forth certain information regarding the ownership of the Company's shares of Common Stock by directors and officers of the
Company:

                                                                  Shares of
                                                                Company Owned
                                                                 Beneficially
                                                                 December 26,
                                                                    1997*
                                                              ------------------
Gordon F. Ahalt ..........................................            551
William A. Benton ........................................          1,393
Elizabeth C. Bogan, Ph.D .................................          1,000
Thomas H. Dinsmore .......................................          5,029(1)
Donald M. Halsted, Jr ....................................          2,785
George R. Lieberman ......................................            928
Jane D. O'Keeffe .........................................          3,573
Duncan O. McKee ..........................................          1,031
Nicolas W. Platt .........................................            -0-
Sigmund Levine ...........................................            787
H. Tucker Lake ...........................................            173(2)
Gary I. Levine ...........................................            518
----------
* Represents for each director less than 1% of the outstanding shares of Common Stock of the Company. As of December 26, 1997, directors and officers of the Company beneficially owned in the aggregate 17,768 shares of Common Stock of the Company representing approximately 0.6% of the shares outstanding. Except as otherwise indicated, each director and officer possessed sole investment and voting power with respect to shares of Common Stock beneficially owned.

(1) Includes 993 shares of Common Stock as to which Mr. Dinsmore possessed shared investment and voting power and 2,028 shares of Common Stock as to which Mr. Dinsmore possessed shared investment power. The number of shares of Common Stock of the Company owned by Mr. Dinsmore does not include 1,579 shares owned by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.

(2) Includes 121 shares of Common Stock as to which Mr. Lake possessed shared investment and voting power.

Principal Holders of the Company's Stock

     The Company knows of no beneficial owners of more than 5% of the Company's outstanding Common Stock.

Certain Transactions

     Peter Finnican is the brother-in-law of both Thomas H. Dinsmore, Chairman and Chief Executive Officer of each of the Company, Ellsworth, and Davis-Dinsmore, and Jane D. O'Keeffe, President of each of the Company, Ellsworth, and Davis-Dinsmore. Mr. Finnican was a partner of Forum Capital Markets, L.P. (the "Forum Group") a broker/dealer located at 53 Forest Avenue, Old Greenwich, Connecticut until July 1997. While Mr. Finnican was a partner, his ownership interest in the Forum Group equaled approximately 6%.

     During the fiscal year ended October 31, 1997, the Company acquired $2,250,000 of securities from the Forum Group in transactions in which the Forum Group acted as principal.

                              STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement and proxy for the 1999 annual meeting of stockholders, stockholder proposals must be received no later than September 1, 1998.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement.





                                             By order of the Board of Directors,


                                                     Thomas H. Dinsmore
                                             Chairman of the Board of Directors

December 30, 1997

                        BANCROFT CONVERTIBLE FUND, INC.

                  Annual Meeting to be held February 23, 1998

       This Proxy is being solicited on behalf of the Board of Directors

     The undersigned appoints Thomas H. Dinsmore, Jane D. O'Keeffe and Sigmund Levine, and each of them, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of stockholders of Bancroft Convertible Fund, Inc. (the "Company") at the offices of the Company, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 on
February 23, 1998 at 12:00 noon, and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse hereof, this proxy is given WITH authority to vote for the directors listed, FOR the proposal to ratify the Board's selection of accountants, and FOR the proposal to eliminate the fundamental investment policy prohibiting investments in other investment companies.

           PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE^

                                                        Please mark        |X|
                                                       your votes as
                                                       indicated in
                                                       this example

The Board of Directors recommends voting "FOR" Proposal 2 and "FOR" Proposal 3.

1. Election as director of all nominees listed below for         2. Proposal to Ratify selection of
   the terms specified in the proxy statement.                      accountants.

FOR all nominees listed               WITHHOLD                         FOR     AGAINST    WITHHOLD
 (except as marked to                 AUTHORITY                        |_|       |_|         |_|
  the contrary in the              to vote for all
    space provided)                   nominees

         |_|                             |_|

Board of Directors nominees: Gordon F. Ahalt, Jane D. O'Keeffe, and Nicolas W. Platt.

(INSTRUCTION: To Withhold Authority to vote for any individual nominee, write that nominee's name in the space provided below.

                                                                 3. Proposal to eliminate the fundamental investment policy prohibiting investments in other investment companies.
________________________________________________________________
                                                                       FOR     AGAINST    WITHHOLD
                                                                       |_|       |_|         |_|



Signature(s) __________________________________________   Date  ________________

* NOTE: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                        BANCROFT CONVERTIBLE FUND, INC.

          YOUR VOTE IS IMPORTANT TO US, PLEASE FILL IN, DATE AND SIGN
             YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING
                    ENVELOPE PROVIDED FOR YOUR CONVENIENCE.